Exhibit 10.3

PACIFIC FINANCIAL CORPORATION

2000 STOCK INCENTIVE COMPENSATION PLAN

NONQUALIFIED STOCK OPTION AGREEMENT

(for Nonemployee Directors)

(A)	Name of Holder:
(B)	Grant Date:
(C)	Number of Shares:
(D)	Exercise Price:
(E)	Expiration Date:
(F)	Vesting Commencement Date:

THIS NONQUALIFIED STOCK OPTION AGREEMENT (the “Agreement”) is made and entered into as of the date set forth in Item (B) above (the “Grant Date”) between Pacific Financial Corporation, a Washington corporation (the “Company”) and the person named in Item A above (“Holder”).

THE PARTIES AGREE AS FOLLOWS:

1.            Grant of Option; Grant Date. The Company hereby grants to Holder pursuant to the Company’s 2000 Stock Incentive Compensation Plan, as amended from time to time (the “Plan”), a copy of which is available from the Company on request, the right (the “Option”) to purchase up to the number of shares of the Company’s Common Stock listed in Item (C) above (the “Option Shares”) at the price per share set forth in Item (D) above (the “Exercise Price”), on the terms and conditions set forth in this Agreement and in the Plan, the terms and conditions of the Plan being incorporated into this Agreement by reference. This Option is not intended to qualify as an incentive stock option for purposes of Section 422 of the Internal Revenue Code of 1986, as amended. The number and kind of Option Shares and the Exercise Price may be adjusted in certain circumstances in accordance with the provisions of Section 13 of the Plan.

2.              Termination of Option. A vested Option will terminate, to the extent not previously exercised, upon the first to occur of the following events:

(a)	The expiration of ten years from the date of grant;

(b)           The expiration of 24 months from the date that Holder is required to retire from the Company's Board of Directors under the mandatory retirement policy adopted by the Board of Directors and applicable to all nonemployee directors ("Mandatory Retirement"), except that if Holder dies during the first 12 months of such 24 month period, the Option will terminate one year after the date of Holder's death;

(c)          The expiration of one year from (i) the date of Holder's death or (ii) Holder's ceasing to be a director of the Company due to Disability (as defined in the Plan);

(d)         Immediately upon the discovery by the Company of circumstances with respect to Holder determined to be Cause (as defined in the Plan); and

(e)          The expiration of three months from the date that Holder ceases to be a director for any reason not specified in clauses (b) through (d) above.

3.	Exercise of Options.

3.1         Exercise Schedule. This Option will vest and become exercisable according to the following schedule: (a) 20% on the date one year after the Vesting Commencement Date; and (b) an additional 20% each successive year thereafter, so that 100% of the Option is fully vested and exercisable on and after the date which is five (5) years after the Vesting Commencement Date; provided that, notwithstanding the foregoing, the Option will become fully vested and exercisable, to the extent not previously vested, on the date of Holder's Mandatory Retirement. The unvested portion of the Option, if any, will terminate immediately upon Holder's ceasing to be a director of the Company for any reason whatsoever. The vesting schedule for the Option is subject to acceleration in accordance with the provisions of Section 13.2 of the Plan.

3.2         Manner of Exercise. Holder may exercise this Option by: (i) the surrender of this Option Agreement to the Secretary of the Company at the principal office of the Company, accompanied by an executed notice of exercise in the form attached hereto as Exhibit 3.2 (or at the option of the Company such other form of stock purchase agreement as shall then be acceptable to the Company), (ii) paying in full the Exercise Price in the manner provided in Section 3.3 below and (iii) paying his or her share of any applicable withholding or employment taxes. This Option may only be exercised to purchase that number of Shares having an aggregate Fair Market Value (as defined in the Plan) on the date of exercise greater than or equal to $2,500 (or the lesser number of remaining shares covered by this Option). The date the Company receives each of the above items will be considered the date this Option was exercised.

3.3         Payment. Payment is required to be made for Option Shares purchased at the time written notice of exercise of the Option is given to the Company as provided in Section 7.5 of the Plan. The proceeds of any payment shall constitute general funds of the Company.

4.            Nonassignability of Option. This Option is not assignable or transferable by Holder except in accordance with Section 12 of the Plan. Any attempt to assign, pledge, transfer, hypothecate or otherwise dispose of this Option in a manner not herein permitted, and any levy of execution, attachment, or similar process on this Option, shall be null and void.

5.	Restriction on Issuance of Shares.

5.1         Legality of Issuance. The Company shall not be obligated to sell or issue any Option Shares pursuant to this Agreement if such sale or issuance, in the judgment of the Company and the Company’s counsel, might constitute a violation by the Company of any provision of law, including without limitation the provisions of the Securities Act of 1933, as amended (the “Securities Act”).

5.2         Registration or Qualification of Securities. The Company may, but shall not be required to, register or qualify the sale of any Option Shares under the Securities Act or any other applicable law. The Company shall not be obligated to take any affirmative action in order to cause the grant or exercise of this Option or the issuance or sale of any Option Shares pursuant thereto to comply with any law.

6.            Restriction on Transfer. Regardless of whether a sale of the Option Shares has been registered under the Securities Act or has been registered or qualified under the securities laws of any state, the Company may impose restrictions upon the sale, pledge, or other transfer of Option Shares (including the placement of appropriate legends on stock certificates) if, in the judgment of the Company and the Company’s counsel, such restrictions are necessary or desirable in order to achieve compliance with the provisions of the Securities Act, the securities laws of any state, or any other law, or if the Company does not desire to have a trading market develop for its securities.

7.            Professional Advice. The acceptance and exercise of the Option and the sale of Option Shares has consequences under federal and state tax and securities laws which may vary depending upon the individual circumstances of the Holder. Accordingly, Holder acknowledges that he has been advised to consult his personal legal and tax advisor in connection with this Agreement and his dealings with respect to the Option and the Option Shares. Holder further acknowledges that the Company has made no warranties or representations to Holder with respect to the income tax consequences of the grant and exercise of this Option or the sale of the Option Shares and Holder is in no manner relying on the Company or its representatives for an assessment of such consequences.

8.            Assignment; Binding Effect. Subject to the limitations set forth in this Agreement, this Agreement shall be binding upon and inure to the benefit of the executors, administrators, heirs, legal representatives, and successors of the parties hereto; provided, however, that Holder may not assign any of Holder’s rights under this Agreement.

9.            Damages. Holder shall be liable to the Company for all costs and damages, including incidental and consequential damages, resulting from a disposition of Option Shares, which is not in conformity with the provisions of this Agreement.

10.         Governing Law. This Agreement shall be governed by, and construed in accordance with, the laws of the State of Washington excluding those laws that direct the application of the laws of another jurisdiction.

11.         Notices. All notices and other communications under this Agreement shall be in writing. Unless and until Holder is notified in writing to the contrary, all notices, communications, and documents directed to the Company and related to the Agreement, if not delivered by hand, shall be mailed, addressed as follows:

Pacific Financial Corporation

300 East Market Street

Aberdeen, Washington 98520

c/o Corporate Secretary

Unless and until the Company is notified in writing to the contrary, all notices, communications, and documents intended for Holder and related to this Agreement, if not delivered by hand, shall be mailed to Holder’s last known address as shown on the Company’s books. Notices and communications shall be mailed by first class mail, postage prepaid; documents shall be mailed by registered mail, return receipt requested, postage prepaid. All mailings and deliveries related to this Agreement shall be deemed received when actually received, if by hand delivery, and two (2) business days after mailing, if by mail.

12.         Arbitration. Any and all disputes or controversies arising out of this Agreement shall be finally settled by arbitration conducted in Seattle, Washington, in accordance with the then existing rules of the American Arbitration Association, and judgment upon the award rendered by the arbitrators may be entered in any court having jurisdiction thereof; provided that nothing in this Section 12 shall prevent a party from applying to a court of competent jurisdiction to obtain temporary relief pending resolution of the dispute through arbitration. The parties hereby agree that service of any notices in the course of such arbitration at their respective addresses as provided for in Section 11 shall be valid and sufficient.

13.         Rights of Holder. Neither this Option, the execution of this Agreement nor the exercise of any portion of this Option shall confer upon Holder any right to, or guarantee of, continued employment by, or service as a director or consultant to, the Company, or in any way limit the right of the Company to terminate Holder’s relationship with the Company.

Agreement Subject to Plan. This Option and this Agreement evidencing and confirming the same are subject to the terms and conditions set forth in the Plan and in any amendments to the Plan existing now or in the future, which terms and conditions are incorporated herein by reference. A copy of the Plan will be made available to Holder upon request. Should any conflict exist between the provisions of the Plan and those of this Agreement, those of this Agreement shall govern and control. This Agreement and the Plan set forth the entire and exclusive understanding between the Company and Holder with respect to the Option and shall be deemed to integrate, replace and supersede all previous communications, representations or agreements between the parties, whether written or oral, regarding the grant of stock options or the purchase by or issuances of shares to Holder. Neither this Agreement nor any term hereof may be changed, waived, discharged or terminated except by an instrument in writing signed by the Company and the Holder.

IN WITNESS WHEREOF, the parties have executed this Option Agreement as of the Grant Date.

PACIFIC FINANCIAL CORPORATION
By

Title	President and CEO

Holder hereby accepts and agrees to be bound by all of the terms and conditions of this Agreement and the Plan.

Holder:

:

Exhibit 3.2

NOTICE OF STOCK OPTION EXERCISE

PACIFIC FINANCIAL CORPORATION

2000 STOCK INCENTIVE COMPENSATION PLAN

To:	Pacific Financial Corporation 300 East Market Street Aberdeen, Washington 98520-5244 Attention: Lynn Paylor

Participant:
Print Name

Mailing Address:

Telephone Number:

Option:	The option evidenced by an Award Agreement dated:

OPTION EXERCISE

I hereby elect to exercise the Option to purchase shares of common stock of Pacific Financial Corporation ("Shares") covered by the Option as follows:

Number of Shares Purchased (a)
Per-Share Option Price (b)	$
Aggregate Purchase Price (a times b)	$
Closing Date of Purchase		(to be completed
by holding company)

Form of Payment [Check One]:

☐	My check in the full amount of the Aggregate Purchase Price (as well as a check for any withholding taxes, if this box ☐ is checked). See "Directions" below.

☐

Delivery of previously owned shares of Pacific common stock (held for at least six months if received upon exercise of an option and not used to exercise an option in the previous six months) with a fair market value equal to the Aggregate Purchase Price (as well as any withholding taxes, if this box ☐ is checked). See "Directions" below. Note that shares acquired from Pacific under the 2000 Stock Incentive Compensation Plan

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or any prior option plan may be used for this purpose only if (a) the shares have been held for at least six months, (b) the shares have not been used to exercise an option in the last six months, and (c) any shares originally issued as restricted shares must have become vested.

☐

My irrevocable direction to my securities broker (see below) to sell Shares subject to the Option and deliver a portion of the sales proceeds to Pacific Financial Corporation in full payment of the Aggregate Purchase Price (as well as any withholding taxes, if this box ☐ is checked). See "Directions" below. I hereby confirm that any sale of Shares will be in compliance with Pacific's policies on insider trading and Rule 144, if applicable. I HEREBY IRREVOCABLY AUTHORIZE

________________________

(name of broker)

to transfer funds to Pacific Financial Corporation from my account in payment of the Aggregate Purchase Price (and withholding taxes, if applicable) and Pacific Financial Corporation is hereby directed to issue the Shares for my account with such broker and to transmit the Shares to the broker indicated above.

☐	Other (provide details on an attached sheet).

Directions:

(1) If payment is to be by check, a check for the amount of the Aggregate Purchase Price payable to Pacific Financial Corporation should be submitted with this Notice.

(2) If payment is to be by surrender of previously owned shares or by attestation of ownership (see Attestation Form below), either a certificate for the shares accompanied by a stock power endorsed in blank or the completed Attestation Form should be submitted with this Notice. If applicable, a certificate for any shares in excess of those needed to satisfy the Aggregate Purchase Price and withholding taxes, if applicable, will be returned to you with the certificate for your option shares. Any change in registration between the payment shares and the new shares will require a properly executed stock power that is guaranteed by an institution participating in a recognized medallion signature guarantee program.

(3) No withholding tax is due upon exercise of an incentive stock option. Withholding tax is due immediately upon exercise of a nonqualified option by an employee. If withholding tax is due at the time of exercise, you will be notified of the amount and satisfactory arrangements must be made for payment before a stock certificate for your option shares will be delivered to you (or your broker, if applicable).

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ISSUANCE INSTRUCTIONS FOR STOCK CERTIFICATES

Please register the stock certificate(s) in the following name(s):

If applicable, please check one: ☐ JT TEN	☐ TEN COM	☐ Other

Please deliver the stock certificate(s) to (check one):

☐ My brokerage account

Attn:
Account No.:	; or

•	My mailing address set forth above.

☐	Please issue my stock in book entry form (certificate-less) to be held electronically by Mellon Investor Services.

Date	Signature of Participant

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ATTESTATION FORM

As indicated above, I have elected to use shares of Pacific Financial Corporation common stock that I already own to pay the Aggregate Purchase Price of the Option (and withholding taxes, if applicable).

I attest to the ownership of the shares represented by the certificate(s) listed below or to the beneficial ownership of the shares held in the name of my broker, as indicated in the attached copy of my brokerage statement. I will be deemed to have delivered such shares to Pacific in connection with the exercise of my Option.

I understand that, because I (and any joint owner) will retain ownership of the shares (the "Payment Shares") deemed delivered to pay the Aggregate Purchase Price (and withholding taxes, if applicable), the number of shares to be issued to me upon exercise of my Option will be reduced by the number of Payment Shares. I represent that I have full power to deliver and convey certificates representing the Payment Shares to Pacific and by such delivery and conveyance could have caused Pacific to become sole owner of the Payment Shares. The joint owner of the Payment Shares, if any, by signing this Form, consents to these representations and to the exercise of the Option by this attestation.

I certify that the Payment Shares have not been used or acquired in a stock-for-stock exercise of any option within the six months preceding the exercise of this Option. I also certify that, if the Payment Shares were acquired by me upon exercise of a stock option or as restricted shares, (a) I have held the Payment Shares for at least six months, and (b) any Payment Shares originally issued to me as restricted shares are now fully vested.

List certificate(s) and number of shares covered, or attach a copy of your brokerage statement:

Common Stock Certificate Number	Number of Shares Covered

Date:

Print Name of Option Holder:

Signature of Option Holder:

Print Name of Joint Owner:

Signature of Joint Owner:

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If you are attaching a copy of your brokerage statement, you must have your securities broker complete the following:

The undersigned hereby certifies that the foregoing attestation is correct.

Name of Brokerage Firm

Date:	By:
Telephone No.:

Print Name of Signing Broker

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